                                                                   EXHIBIT 10(g)

     THIS AGREEMENT is dated for reference June 14, 1991 and made

AMONG:

     CENTRAL GUARANTY TRUST COMPANY, a company having an office at 2nd Floor, 800 West Pender Street, Vancouver, British Columbia, V6C 2V7

     (the "Escrow Agent");

AND:

     PUFF PAC INDUSTRIES INC., a corporation duly incorporated pursuant to the laws of the state of Delaware and having an office at Suite 1500, 701 West Georgia Street, Vancouver, British Columbia, V7Y 1A1

     (the "Issuer");

AND:

     EACH SHAREHOLDER as defined in this Agreement

     (collectively, the "Parties").

     WHEREAS the Shareholder has acquired or is about to acquire shares of the Issuer;

     AND WHEREAS the Escrow Agent has agreed to act as escrow agent in respect of the shares upon the acquisition of the shares by the Shareholder;

     AND WHEREAS by an Escrow Agreement - Principal's Shares dated November 14, 1989 (the "Principal's Agreement") among the Escrow Agent, the Issuer and six various shareholders, a total of 637,500 shares were originally held in escrow, of which 525,000 shares remain held in escrow;

     AND WHEREAS by an Earn-Out Escrow Agreement dated November 16, 1989 (the "Earn-Out Agreement") among the Escrow Agent, the Issuer and 28 various shareholders, a total of 3,935,423 shares are held in escrow;

     NOW THEREFORE in consideration of the covenants contained in this agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree as follows:

1.   INTERPRETATION

          In this agreement:

     (a) "Acknowledgement" means the acknowledgement and agreement to be bound in the form attached as Schedule A to this agreement;

     (b)  "Act" means the Securities Act, S.B.C. 1985, c. 83;

     (c)  "Exchange" means the Vancouver Stock Exchange;

     (d) "IPO" means the initial public offering of common shares of the Issuer under a prospectus which has been filed with, and for which a receipt has been obtained from, the Superintendent under section 42 of the Act;

     (e) "Local Policy Statement 3-07" means the Local Policy Statement 3-07 in effect as of the date of reference of this agreement and attached as Schedule B to this agreement;

     (f) "Shareholder" means a holder of the shares of the Issuer who executes this agreement or an Acknowledgement;

     (g) "Shares" means the shares of each Shareholder described in Schedule C to this agreement, as amended from time to time in accordance with section 9;

     (h) "Superintendent" means the Superintendent of Brokers appointed under the Act; and

     (i) "Superintendent or the Exchange" means the Superintendent, if the shares of the Issuer are not listed on the Exchange, or the Exchange, if the shares of the Issuer are listed on the Exchange.

2.   PLACEMENT OF SHARES IN ESCROW

          The Shareholder places the Shares in escrow with the Escrow Agent and shall deliver the certificates representing the Shares to the Escrow Agent as soon as practicable.

3.   VOTING OF SHARES IN ESCROW

          Except as provided by section 4(a), the Shareholder may exercise all voting rights attached to the Shares.

4.   WAIVER OF SHAREHOLDER'S RIGHTS

          The Shareholder waives the rights attached to the Shares

     (a)  to vote the Shares on a resolution to cancel any of the Shares,

     (b)  to receive dividends, and

     (c) to participate in the assets and property of the Issuer on a winding up or dissolution of the Issuer.

5.   ABSTENTION FROM VOTING AS A DIRECTOR

          A Shareholder that is or becomes a director of the Issuer shall abstain from voting on a directors' resolution to cancel any of the Shares.

6.   TRANSFER WITHIN ESCROW

(1) The Shareholder shall not transfer any of the Shares except in accordance with Local Policy Statement 3-07 and with the consent of the Superintendent or the Exchange.

(2) The Escrow Agent shall not effect a transfer of the Shares within escrow unless the Escrow Agent has received

     (a) a copy of an Acknowledgment executed by the person to whom the Shares are to be transferred, and

     (b) a letter from the Superintendent or the Exchange consenting to the transfer.

(3) Upon the death or bankruptcy of a Shareholder, the Escrow Agent shall hold the Shares subject to this agreement for the person that is legally entitled to become the registered owner of the Shares.

(4) Upon the death or bankruptcy of a Shareholder or upon a Shareholder who is a principal of the Issuer as at the date of this agreement ceasing to be a principal of the Issuer, upon the request of the board of directors of the Issuer on behalf of the Issuer, any Shares held by the Shareholder shall, in accordance with the request, be transferred to a then current principal of the Issuer or surrendered to the Issuer for cancellation or other disposition by the Issuer, in each case of transfer or surrender, for consideration paid to the Shareholder of $0.01 per Share or such higher price as the board of directors of the Issuer may determine.

7.   RELEASE FROM ESCROW

(1) The Shareholder irrevocably directs the Escrow Agent to retain the Shares until such Shares are released from escrow pursuant to subsection (2) or surrendered for cancellation pursuant to section 8.

(2) The Escrow Agent shall not release the Shares from escrow unless the Escrow Agent has received a letter from the Superintendent or the Exchange consenting to the pro-rata release of such number of Shares as is determined by dividing the Cumulative Cash Flow (as presently defined in the Exchange's Listings Policy Statement No. 18) of the Issuer since January 1, 1990 not previously applied towards a release by $0.468 Cdn.

(3) The approval of the Superintendent or the Exchange to a release from escrow of any of the Shares shall terminate this agreement only in respect of the Shares so released.

8.   SURRENDER FOR CANCELLATION

          The Shareholder shall surrender the Shares for cancellation and the Escrow Agent shall deliver the certificates representing the Shares to the Issuer

     (a) at the time of a major reorganization of the Issuer, if required as a condition of the consent to the reorganization by the Superintendent or the Exchange,

     (b) where the Issuer's shares have been subject to a cease trade order issued under the Act for a period of 2 consecutive years,

     (c) on December 1, 1999 if such Shares have not previously been released from the terms of this agreement, or

     (d)  where required by section 6(4).

9.   AMENDMENT OF AGREEMENT

(1) Subject to subsection (2), this agreement may be amended only by a written agreement among the Parties and with the written consent of the Superintendent or the Exchange.

(2)  Schedule C to this agreement shall be amended upon

     (a)  a transfer of Shares pursuant to section 6,

     (b)  a release of Shares from escrow pursuant to section 7, or

     (c)  a surrender of Shares for cancellation pursuant to section 8,

     and the Escrow Agent shall note the amendment on the Schedule C in its possession.

10.  INDEMNIFICATION OF ESCROW AGENT

          The Issuer and the Shareholders, jointly and severally, release, indemnify and save harmless the Escrow Agent from all costs, charges, claims, demands, damages, losses and expenses resulting from the Escrow Agent's compliance in good faith with this agreement.

11.  RESIGNATION OF ESCROW AGENT

(1) If the Escrow Agent wishes to resign as escrow agent in respect of the Shares, the Escrow Agent shall give notice to the Issuer.

(2) If the Issuer wishes the Escrow Agent to resign as escrow agent in respect of the Shares, the Issuer shall give notice to the Escrow Agent.

(3) A notice referred to in subsection (1) or (2) shall be in writing and delivered to

     (a) the Issuer at Suite 1500, 701 West Georgia Street, Vancouver, British Columbia, V7Y 1A1, or

     (b) the Escrow Agent at 2nd Floor, 800 West Pender Street, Vancouver, British Columbia, V6C 2V7

     and the notice shall be deemed to have been received on the date of delivery. The Issuer or the Escrow Agent may change its address for notice by giving notice in writing to the other party in accordance with this subsection.

(4) A copy of a notice referred to in subsection (1) or (2) shall concurrently be delivered to the Superintendent or the Exchange.

(5) The resignation of the Escrow Agent shall be effective and the Escrow Agent shall cease to be bound by this agreement on the date that is 180 days after the date of receipt of the notice referred to in subsection (1) or
     (2) or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation date").

(6) The Issuer shall, before the resignation date and with the written consent of the Superintendent or the Exchange, appoint another escrow agent and that appointment shall be binding on the Issuer and the Shareholders.

12. FURTHER ASSURANCES

          The Parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this agreement.

13.  TIME

          Time is of the essence of this agreement.

14.  GOVERNING LAWS

          This agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia.

15.  COUNTERPARTS

          This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

16.  LANGUAGE

          Wherever a singular expression is used in this agreement, that expression is deemed to include the plural or the body corporate where required by the context.

17.  APPROVALS

          This agreement is subject to the approval of the Exchange and of the shareholders of the Issuer (the "Approvals").

18.  OTHER AGREEMENTS

          Subject to the receipt of the Approvals, this agreement supercedes and cancels all previous agreements among the Parties with respect to the Shares, and in particular, the Principal's Agreement and the Earn-Out Agreement will terminate and be of no further force or effect immediately upon the execution of this agreement by all Parties and the receipt of the Approvals.

19.  ENUREMENT

          This agreement enures to the benefit of and is binding on the Parties and their heirs, executors, administrators, successors and permitted assigns.

          The Parties have executed and delivered this agreement as of the date of reference of this agreement.

The COMMON SEAL of                 )
CENTRAL GUARANTY TRUST COMPANY     )
was hereunder affixed in the       )
presence of:                       )
                                   )
                                   )
--------------------------------   )    C/S
Authorized Signatory               )
                                   )
                                   )
--------------------------------   )
Authorized Signatory               )


The COMMON SEAL of                 )
PUFF PAC INDUSTRIES INC.           )
was hereunder affixed in the       )
presence of:                       )
                                   )
/s/ [Signature Illegible]          )
--------------------------------   )    C/S
Authorized Signatory               )
                                   )
/s/ [Signature Illegible]          )
--------------------------------   )
Authorized Signatory               )


SIGNED, SEALED AND DELIVERED       )
by THOMAS A. APPLETON              )
in the presence of:                )
                                   )
Name: Aynn Batchler Appleton       )    /s/ Thomas A. Appleton
      --------------------------   )        ---------------------
Address: 4725 139th Ave. SE        )        THOMAS A. APPLETON
         -----------------------   )
Bellevue, WA 98006                 )
--------------------------------   )
Occupation: Writer                 )
            --------------------   )

SIGNED, SEALED AND DELIVERED       )
by CLIFFORD DANIEL BAKER           )
in the presence of:                )
                                   )
Name: ?? Castro                    )    /s/ Clifford Daniel Baker
      --------------------------   )        --------------------------
Address: 1322 W. 162nd St.         )        CLIFFORD DANIEL BAKER
         -----------------------   )
Gardena, CA 90247                  )
--------------------------------   )
Occupation: Fashion                )
            --------------------   )


SIGNED, SEALED AND DELIVERED       )
by PETER JOHN BODEL                )
in the presence of:                )
                                   )
Name: Charlotte Bell               )    /s/ Peter John Bodel
      --------------------------   )        --------------------------
Address:                           )        PETER JOHN BODEL
         -----------------------   )
                                   )
--------------------------------   )
Occupation:                        )
            --------------------   )


SIGNED, SEALED AND DELIVERED       )
by WILLIAM BRADY                   )
in the presence of:                )
                                   )
Name:                              )
      --------------------------   )        --------------------------
Address:                           )        WILLIAM BRADY
         -----------------------   )
                                   )
--------------------------------   )
Occupation:                        )
            --------------------   )


SIGNED, SEALED AND DELIVERED       )
by DOUGLAS CIAFA                   )
in the presence of:                )
                                   )
Name:                              )
      --------------------------   )        --------------------------
Address:                           )        DOUGLAS CIAFA
         -----------------------   )
                                   )
--------------------------------   )
Occupation:                        )
            --------------------   )



SIGNED, SEALED AND DELIVERED       )
by CLIFFORD DANIEL BAKER           )
in the presence of:                )
                                   )
Name:                              )
      --------------------------   )        --------------------------
Address:                           )        CLIFFORD DANIEL BAKER
         -----------------------   )
                                   )
--------------------------------   )
Occupation:                        )
            --------------------   )


SIGNED, SEALED AND DELIVERED       )
by PETER JOHN BODEL                )
in the presence of:                )
                                   )
Name: Charlotte P. Bell            )    /s/ Peter John Bodel
      Barrister & Solicitor        )        --------------------------
      Russell & DuMoulin           )        PETER JOHN BODEL
      --------------------------   )
Address: 1700 - 1075 West          )
         Georgia Street            )
         -----------------------   )
         Vancouver, B.C. V6E 3G2   )
         (604) 688-3411            )
--------------------------------   )
Occupation:                        )
            --------------------   )


SIGNED, SEALED AND DELIVERED       )
by WILLIAM BRADY                   )
in the presence of:                )
                                   )
Name:                              )
      --------------------------   )        --------------------------
Address:                           )        WILLIAM BRADY
         -----------------------   )
                                   )
--------------------------------   )
Occupation:                        )
            --------------------   )


SIGNED, SEALED AND DELIVERED       )
by DOUGLAS CIAFA                   )
in the presence of:                )
                                   )
Name:                              )
      --------------------------   )        --------------------------
Address:                           )        DOUGLAS CIAFA
         -----------------------   )
                                   )
--------------------------------   )
Occupation:                        )
            --------------------   )


SIGNED, SEALED AND DELIVERED       )
by CLIFFORD DANIEL BAKER           )
in the presence of:                )
                                   )
Name:                              )
      --------------------------   )        --------------------------
Address:                           )        CLIFFORD DANIEL BAKER
         -----------------------   )
                                   )
--------------------------------   )
Occupation:                        )
            --------------------   )


SIGNED, SEALED AND DELIVERED       )
by PETER JOHN BODEL                )
in the presence of:                )
                                   )
Name: Charlotte Bell               )    /s/ Peter John Bodel
      --------------------------   )        --------------------------
Address:                           )        PETER JOHN BODEL
         -----------------------   )
                                   )
--------------------------------   )
Occupation:                        )
            --------------------   )


SIGNED, SEALED AND DELIVERED       )
by WILLIAM BRADY                   )
in the presence of:                )
                                   )
Name: R. H. Wiedeino               )    /s/ William Brady
      --------------------------   )        --------------------------
Address: 37214 Village 37          )        WILLIAM BRADY
         -----------------------   )
Camarillo, CA 93010                )
--------------------------------   )
Occupation:                        )
            --------------------   )


SIGNED, SEALED AND DELIVERED       )
by DOUGLAS CIAFA                   )
in the presence of:                )
                                   )
Name:                              )
      --------------------------   )        --------------------------
Address:                           )        DOUGLAS CIAFA
         -----------------------   )
                                   )
--------------------------------   )
Occupation:                        )
            --------------------   )

SIGNED, SEALED AND DELIVERED                  )
by ANDY EDMUN DAEM                            )
in the presence of:                           )
                                              )
/s/ CHARLOTTE BELL                            )
                                              )
Name:                                         )         /s/ ANDY EDMUN DAEM
      -------------------------               )      ---------------------------
Address:                                      )      ANDY EDMUN DAEM
        -----------------------               )
                                              )
-------------------------------               )
Occupation:                                   )
           --------------------               )

SIGNED, SEALED AND DELIVERED by               )
EDWIN O. DAMMEL and DARVILLA DAMMEL           )
in the presence of:                           )
                                              )
/s/ KENNETH DAMMEL                            )
                                              )          /s/ EDWIN O. DAMMEL
Name: Edwin & Darvilla Dammel                 )      ---------------------------
      -------------------------               )      EDWIN O. DAMMEL
Address: 202 Royal Oaks Ct.                   )
        -----------------------               )         /s/ DARVILLA DAMMEL
Lodi  CA 95240                                )      ---------------------------
-------------------------------               )      DARVILLA DAMMEL
Occupation:  Retired/Printers                 )
           --------------------               )

SIGNED, SEALED AND DELIVERED                  )
by KENNETH DAMMEL                             )
in the presence of:                           )
                                              )
/s/ LAURA DAMMEL                              )
                                              )
Name: Kenneth Dammel                          )         /s/ KENNETH DAMMEL
      -------------------------               )      ---------------------------
Address: 202 Royal Oaks Ct.                   )      KENNETH DAMMEL
        -----------------------               )
Lodi CA 95240                                 )
-------------------------------               )
Occupation:  Printer                          )
           --------------------               )

SIGNED, SEALED AND DELIVERED                  )
by BRUCE M. FRIEDMAN and                      )
SHARON FRIEDMAN in the                        )
presence of:                                  )
                                              )
/s/ LESLIE CARABET                            )
                                              )
Name:  Leslie Carabet                         )         /s/ BRUCE M. FRIEDMAN
      -------------------------               )      ---------------------------
Address: 4495 S. Beverly Dr.                  )      BRUCE M. FRIEDMAN
        -----------------------               )
Beverly Hills, CA 90212                       )         /s/ SHARON FRIEDMAN
-------------------------------               )      ---------------------------
Occupation: [Illegible]                       )      SHARON FRIEDMAN
           --------------------               )

SIGNED, SEALED AND DELIVERED                  )
by LARRY HARPER                               )
in the presence of:                           )
                                              )
                                              )
Name:  Dennis Sessions                        )         /s/ LARRY HARPER
      -------------------------               )      ---------------------------
Address:  1503 Roanwood                       )      LARRY HARPER
        -----------------------               )
 Houston, TX 77090                            )
-------------------------------               )
Occupation: D. J. Roofing                     )
           --------------------               )

SIGNED, SEALED AND DELIVERED                  )
by MARIA A. HOWELL                            )
in the presence of:                           )
                                              )
                                              )          /s/ MARIA A. HOWELL
Name: Charlotte McCrate                       )      ---------------------------
      -------------------------               )      MARIA A. HOWELL
Address: 1252 N. Cape Rock                    )
        -----------------------               )
Cape Girardeau, MA.                           )
-------------------------------               )
Occupation:  Homemaker                        )
           --------------------               )

SIGNED, SEALED AND DELIVERED                  )
by RICHARD HOWELL                             )
in the presence of:                           )
                                              )
[Signature Illegible]                         )
                                              )
Name: Jacselila Tamers                        )         /s/ RICHARD HOWELL
      -------------------------               )      ---------------------------
Address: 10801 Rose Ave                       )      RICHARD HOWELL
        -----------------------               )
Los Angeles, CA 90034                         )
-------------------------------               )
Occupation:  Editor                           )
           --------------------               )

SIGNED, SEALED AND DELIVERED                  )
by DENNIS JOHANSEN                            )
in the presence of:                           )
                                              )
                                              )
Name:  Sandra Johansen                        )         /s/ DENNIS JOHANSEN
      -------------------------               )      ---------------------------
Address: 2923 Snow Brook                      )      DENNIS JOHANSEN
        -----------------------               )
Stockton, CA 95219                            )
-------------------------------               )
Occupation:                                   )
           --------------------               )

SIGNED, SEALED AND DELIVERED            )
by JOAN JOHNS                           )
in the presence of:                     )
                                        )
Name: [Signature Illegible]             )  /s/ JOAN JOHNS
     -------------------------------    )  ------------------------------------
                                        )  JOAN JOHNS
Address: 12202 Beach Blvd.              )
        ----------------------------    )
                                        )
     -------------------------------    )
                                        )
Occupation: Self-employed               )
           -------------------------    )


SIGNED, SEALED AND DELIVERED            )
by ELIZABETH A. KILFOY                  )
in the presence of:                     )
                                        )
Name: Elizabeth A. Kilfoy               )   /s/ ELIZABETH A. KILFOY
     -------------------------------    )   ------------------------------------
                                        )   ELIZABETH A. KILFOY
Address: 4308 Rosemary Street           )
        ----------------------------    )   Notary Public in and for Montgomery
Chevy Chase, Maryland 20815             )   County, State of Maryland
------------------------------------    )
                                        )   /s/ PARRIZ KANOZI
Occupation: sales-management            )   ------------------------------------
           -------------------------    )   My Commission Expires June 20, 199?
                                        )

                                        )
SIGNED, SEALED AND DELIVERED            )
by YOUNG KYU KIM                        )
in the presence of:                     )
                                        )
Name: Youngji Nam                       )  /s/ YOUNG KYU KIM
     -------------------------------    )  ------------------------------------
                                        )  YOUNG KYU KIM
Address: 1501 Sutter St. #110           )
        ----------------------------    )
San Francisco, CA 94109                 )
------------------------------------    )
                                        )
Occupation: Designer                    )
           -------------------------    )
                                        )

SIGNED, SEALED AND DELIVERED            )
by ANDREW S. LARSON and                 )
REBECCA B. LARSON in the                )
presence of:                            )
                                        )
Name: Carl A. Aundo                     )  /s/ ANDREW S. LARSON
     -------------------------------    )  ------------------------------------
                                        )  ANDREW S. LARSON
Address: W 7696 Hwy 82                  )
        ----------------------------    )  /s/ REBECCA B. LARSON
Mayston, WI                             )  ------------------------------------
------------------------------------    )  REBECCA B. LARSON
                                        )
Occupation: Painting Contractor         )
           -------------------------    )
                                        )

SIGNED, SEALED AND DELIVERED     )
by PAUL S. LEMPIO                )
in the presence of:              )
                                 )
                                 )
Name: Chera J. Lampus            )  /s/ PAUL S. LEMPIO
     -------------------------   )  -----------------------------
                                 )  PAUL S. LEMPIO
Address: 11 Fay Drive            )
        ----------------------   )
                                 )
Kentfield, CA.                   )
------------------------------   )
                                 )
Occupation: House Engineer       )
           -------------------   )
                                 )
                                 )
SIGNED, SEALED AND DELIVERED     )
by BERTRAND ANDRE LEVESQUE       )
in the presence of:              )
                                 )
                                 )
Name: Dan Plan                   )  /s/ BERTRAND ANDRE LEVESQUE
     -------------------------   )  -----------------------------
                                 )  BERTRAND ANDRE LEVESQUE
Address: 27062 Alabastro Dr.     )
        ----------------------   )
                                 )
Valencia, CA 91354               )
------------------------------   )
                                 )
Occupation: Self employed        )
           -------------------   )
SIGNED, SEALED AND DELIVERED     )
by NORMA MAREIN                  )
in the presence of:              )
                                 )
                                 )
Name: [SIG]                      )  /s/ NORMA MOREIN
     -------------------------   )  -----------------------------
                                 )  NORMA MOREIN
Address: 23641 Via Delos         )
        ----------------------   )
                                 )
Valencia, CA 91355               )
------------------------------   )
                                 )
Occupation: Computer Sales Rep   )
           -------------------   )
SIGNED, SEALED AND DELIVERED     )
by DANIEL ALAN PHARO             )
in the presence of:              )
                                 )
                                 )
Name: Charlotte Bell             )  /s/ DANIEL ALAN PHARO
     -------------------------   )  -----------------------------
                                 )  DANIEL ALAN PHARO
Address:                         )
        ----------------------   )
                                 )
------------------------------   )
                                 )
Occupation:                      )
           -------------------   )

SIGNED, SEALED AND DELIVERED                )
by WILLIAM STRATION                         )
in the presence of:                         )
                                            )
Name: Peggy C. Scott                        )   /s/ WILLIAM W. STRATTON
      ------------------------------        )   --------------------------------
Address: PRECISE METAL PRODUCTS CO.         )   WILLIAM STRATTON
         P.O. Box 14990                     )
         PHOENIX, ARIZONA 89033             )
------------------------------------        )
Occupation: Accounting                      )

SIGNED, SEALED AND DELIVERED                )
by DAVID C. TEUMA                           )
in the presence of:                         )
                                            )   /s/ DAVID C. TEUMA
Name: [Signature Illegible]                 )   --------------------------------
     -------------------------------        )   DAVID C. TEUMA
                                            )
Address: 4400 Libbitt Ave.                  )
        ----------------------------        )
                                            )
Encino, CA 91436                            )
------------------------------------        )
                                            )
Occupation: Manager of Business             )
           -------------------------        )
                                            )
SIGNED, SEALED AND DELIVERED                )
by ELWOOD CHARLES TROTTER                   )
in the presence of:                         )
                                            )
Name: Charlotte Bell                        )   /s/ ELWOOD CHARLES TROTTER
     -------------------------------        )   -------------------------------
                                            )   ELWOOD CHARLES TROTTER
Address:____________________________        )
____________________________________        )
                                            )
Occupation:_________________________        )


VARIETY INVESTMENTS LTD.

Per: [SIGNATURE ILLEGIBLE]

------------------------------------

SIGNED, SEALED AND DELIVERED            )
by RUSSELL WIEDENMAN, JR.               )
in the presence of:                     )
                                        )
                                        )
Name: /s/ Helen E. Zantsen              )    /s/ Russell Wiedenman
     -------------------------------    )    ---------------------------
                                        )    RUSSELL WIEDENMAN
Address: 5000 Santa Rosa Rd.            )
        ----------------------------    )
Camarillo, CA 93012                     )
------------------------------------    )
                                        )
Occupation: Personal Banker             )
           -------------------------    )


SIGNED, SEALED AND DELIVERED            )
by RUSSELL WIEDENMAN, JR.               )
in the presence of:                     )
                                        )
                                        )
Name:                                   )
     -------------------------------    )    ---------------------------
                                        )    RUSSELL WIEDENMAN
Address:                                )
        ----------------------------    )
                                        )
------------------------------------    )
                                        )
Occupation:                             )
           -------------------------    )

SIGNED, SEALED AND DELIVERED            )
by RUSSELL WIEDENMAN and                )
BETTY WEIDENMAN                         )
in the presence of:                     )
                                        )
                                        )
Name: /s/ Helen E. Zantsen              )    /s/ Russell Wiedenman
     -------------------------------    )    ---------------------------
                                        )    RUSSELL WIEDENMAN
Address: 5000 Santa Rosa Rd.            )
        ----------------------------    )    /s/ Betty Wiedenman
Camarillo, CA 93012                     )    ---------------------------
------------------------------------    )    BETTY WIEDENMAN
                                        )
Occupation: Personal Banker             )
           -------------------------    )


WOODLAND HILLS PSYCHIATRIC MEDICAL
GROUP INC. RETIREMENT TRUST

Per:

------------------------------------


SIGNED, SEALED AND DELIVERED            )
by RUSSELL WIEDENMAN, JR.               )
in the presence of:                     )
                                        )
                                        )
Name:                                   )
     -------------------------------    )    ---------------------------
                                        )    RUSSELL WIEDENMAN
Address:                                )
        ----------------------------    )
                                        )
------------------------------------    )
                                        )
Occupation:                             )
           -------------------------    )


SIGNED, SEALED AND DELIVERED            )
by RUSSELL WIEDENMAN, JR.               )
in the presence of:                     )
                                        )
                                        )
Name: /s/ A. Paul Bronk                 )    /s/ Russell Wiedenman
     -------------------------------    )    ---------------------------
                                        )    RUSSELL WIEDENMAN
Address: 500 2ND ST.                    )
        ----------------------------    )
Manhattan Bch, CA 90266                 )
------------------------------------    )
                                        )
Occupation: School Director             )
           -------------------------    )




SIGNED, SEALED AND DELIVERED            )
by RUSSELL WIEDENMAN and                )
BETTY WEIDENMAN                         )
in the presence of:                     )
                                        )
                                        )
Name:                                   )
     -------------------------------    )    ---------------------------
                                        )    RUSSELL WIEDENMAN
Address:                                )
        ----------------------------    )    ----------------------------
                                        )    BETTY WIEDENMAN
------------------------------------    )
                                        )
Occupation:                             )
           -------------------------    )


WOODLAND HILLS PSYCHIATRIC MEDICAL
GROUP INC. RETIREMENT TRUST

Per:

------------------------------------


SIGNED, SEALED AND DELIVERED            )
by RUSSELL WIEDENMAN                    )
in the presence of:                     )
                                        )
                                        )
Name:                                   )
     -------------------------------    )    ---------------------------
                                        )    RUSSELL WIEDENMAN
Address:                                )
        ----------------------------    )
                                        )
------------------------------------    )
                                        )
Occupation:                             )
           -------------------------    )


SIGNED, SEALED AND DELIVERED            )
by RUSSELL WIEDENMAN and                )
BETTY WEIDENMAN                         )
in the presence of:                     )
                                        )
                                        )
Name:                                   )
     -------------------------------    )    ---------------------------
                                        )    RUSSELL WIEDENMAN
Address:                                )
        ----------------------------    )
                                        )
------------------------------------    )
                                        )
Occupation:                             )
           -------------------------    )


SIGNED, SEALED AND DELIVERED            )
by RUSSELL WIEDENMAN, JR.               )
in the presence of:                     )
                                        )
                                        )
Name:                                   )
     -------------------------------    )    ---------------------------
                                        )    RUSSELL WIEDENMAN
Address:                                )
        ----------------------------    )    ---------------------------
                                        )    BETTY WIEDENMAN
------------------------------------    )
                                        )
Occupation:                             )
           -------------------------    )


WOODLAND HILLS PSYCHIATRIC MEDICAL
GROUP INC. RETIREMENT TRUST

Per:

/s/ Stephen S. Kleuens, M.D.                 WITNESS: S. Jay Levy
------------------------------------                  15485 Briarwood Dr.
STEPHEN S. KLEUENS, M.D.                              Sherman Oaks, CA 91403


July 17, 1999                                /s/ S. Jay Levy
                                             -------------------------------

                                   SCHEDULE A

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND

TO:  Superintendent of Brokers        OR       Vancouver Stock Exchange
     #1100 - 865 Hornby Street                 609 Granville Street
     Vancouver, B.C.                           Vancouver, B.C.
     V6Z 2H4                                   V7Y 1H1

     (if the shares are not                    (if the shares are listed
     listed on the Vancouver                   on the Vancouver Stock
     Stock Exchange)                           Exchange)

I acknowledge that:

(a) I have entered into an agreement with ______________ under which ________ common shares of Puff Pac Industries Inc. (the "Shares") will be transferred to me upon receipt of regulatory approval, and

(b) the Shares are held in escrow subject to an escrow agreement dated for reference June 14, 1991 (the "Escrow Agreement"), a copy of which is attached as Schedule A to this acknowledgement.

I consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

DATED at _____________________________, on ____________, 19___.

Where the transferee is an individual:

SIGNED, SEALED and DELIVERED       )
by                                 )
in the presence of:                )
                                   )
_____________________________      )    _____________________
Name                               )
                                   )
_____________________________      )
Address
                                   )
_____________________________      )
                                   )
_____________________________      )
Occupation

Where the transferee is a company

The CORPORATE/COMMON SEAL of       )
                                   )
was affixed in the presence of:    )
                                   )    C/S
_____________________________      )
Authorized Signatory               )
                                   )
_____________________________      )
Authorized Signatory               )

PROVINCE OF
BRITISH COLUMBIA

OFFICE OF THE                     SCHEDULE "B"
CHAIRMAN
                     BRITISH COLUMBIA SECURITIES COMMISSION

--------------------------------------------------------------------------------

                          LOCAL POLICY STATEMENT 3-07

                  POLICY GUIDELINES RESPECTING TRADING SHARES,
                   PERFORMANCE SHARES AND OTHER CONSIDERATION

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

PART      TITLE                                                            PAGE
----      -----                                                            ----
1.        IMPLEMENTATION                                                    1

2.        APPLICATION                                                       1

          2.1  Pre-prospectus
          2.2  Reactivations and reorganizations

3.        TRANSITION                                                        2

          3.1  Agreements made under former policy statement
          3.2  Option of conforming with new policy statement

4.        DEFINITIONS                                                       2

          4.1  Defined terms
          4.2  Terms defined in legislation

5.        GENERAL MATTERS                                                   5

          5.1  Review of opinions and reports
          5.2  Requirement for valuation opinion
          5.3  Out of pocket costs
          5.4  Confirmation of fair value

6.        ISSUANCE OF TRADING SHARES                                        6

          6.1  Minimum price and maximum aggregate value
          6.2  Interest in operating subsidiary
          6.3  Value assigned to non-cash assets
          6.4  Purchase of interest in mineral property
          6.5 Accumulated deficit related to issuers's stated business purpose
          6.6  Exclusion of amounts by Superintendent

PART      TITLE                                                            PAGE
----      -----                                                            ----
 7.       ISSUANCE OF PERFORMANCE SHARES                                    8

          7.1  Issuance to principals
          7.2  Natural resource issuer
          7.3  Industrial issuer
          7.4  Escrow requirement
          7.5  Escrow agreement
          7.6  Limitations on rights of holders of
                 performance shares
          7.7  Rights on ceasing to be a principal
          7.8  Undertaking of holding company

 8.       TRANSFER OF PERFORMANCE SHARES WITHIN ESCROW                     10

          8.1  Permitted transferees
          8.2  Request for consent to transfer
          8.3  Documents to be filed with request for
                 consent to transfer
          8.4  Letter of consent or objection
          8.5  No transfer during period between
                 prospectus receipt and listing

 9.       RELEASE OF PERFORMANCE SHARES FROM ESCROW                        11

          9.1  Release of shares of natural
                 resource issuer
          9.2  Reduction in release for natural
                 resource issuer
          9.3  Release of shares of industrial issuer
          9.4  Adjustment of release calculation
          9.5  Requirements for release
          9.6  Annual release based on annual audited
                 financial statements
          9.7  Request for consent to release
          9.8  Documents to be filed with request for
                 consent to release
          9.9  Letter of consent or objection
          9.10 Request by holder of performance
                 shares for consent to release

10.       SURRENDER OF PERFORMANCE SHARES FOR
            CANCELLATION                                                   14

PART      TITLE                                                            PAGE
----      -----                                                            ----
11.       OTHER CONSIDERATION                                              14

          11.1 Natural resource issuer
          11.2 Industrial issuer

Appendix A  Escrow Agreement

Appendix B  Examples of earn-out prices for performance
              shares issued by an industrial issuer

Appendix C  Undertaking Required from Non-Reporting or
              Closely Held Company

PART 1  IMPLEMENTATION

1.1 The following local policy statements are hereby rescinded and this local policy statement substituted therefor, effective March 1, 1990:

     (a) Local Policy Statement 3-07, dated February 6, 1987 (the "Former Policy Statement"), and

     (b)  Local Policy Statements 3-08, 3-09 and 3-10, each dated February 1,
          1987.


PART 2  APPLICATION

2.1 Pre-prospectus -- This local policy statement sets out guidelines for issuance of shares and payment of consideration for assets by an issuer intending to do an initial public offering and obtain a listing on the Vancouver Stock Exchange. This local policy statement addresses

     (a) the issuance of trading shares, which are common shares issued as consideration for cash or assets contributed to the issuer and, in certain cases, expenses incurred to advance the business of the issuer,

     (b) the issuance of and escrow restrictions imposed on performance shares, which are common shares issued to directors, officers, promoters and other principals of the issuer to provide them with both a reasonable assurance of control during the formative stages of the issuer's development and an incentive to support the issuer, and

     (c) the payment of other consideration by the issuer for assets or services.

2.2 Reactivations and reorganizations -- This local policy statement applies, with the necessary changes, to

     (a) the reactivation of an issuer by way of a prospectus, carried out in accordance with Local Policy Statement 3-35 and the policies of the Vancouver Stock Exchange, and

     (b) a major reorganization of an issuer, including a reverse take over, carried out in accordance with the policies of the British Columbia Securities Commission and the Vancouver Stock Exchange.


PART 3  TRANSITION

3.1 Agreements made under former policy statement -- Subject to section 3.2, shares issued in accordance with the Former Policy Statement will continue to be governed by any agreements made in accordance with the Former Policy Statement. Such shares, however, will be subject to the transfer restrictions and procedures set out in Part 8 and the release criteria and procedures set out in sections 9.5 through 9.10 of this local policy statement.

3.2 Option of conforming with new policy statement -- An issuer that has issued shares in accordance with the Former Policy Statement may reorganize its capital to fully conform with this local policy statement. Before doing so, the issuer must obtain the approval of its shareholders and the written consent of the Superintendent of Brokers, if the issuer's shares are not listed on the Vancouver Stock Exchange, or the Vancouver Stock Exchange, if the issuer's shares are listed on that exchange. Both the approval and consent must be obtained by March 1, 1991.


PART 4  DEFINITIONS

4.1  Defined terms -- In this local policy statement:

     "Act" means the Securities Act, S.B.C. 1985, c. 83;

     "arm's length transaction" means a transaction other than a non-arm's length transaction;

     "cash flow" means net income or loss before tax, adjusted to add back the following expenses:

     (a)  depreciation,
     (b) amortization of goodwill and deferred research and development costs, excluding general and administrative costs,

     (c) expensed research and development costs, excluding general and administrative costs, and
     (d)  any other amounts permitted or required by the Superintendent;

     "cumulative cash flow" means, at any time, the aggregate cash flow of an issuer up to that time from a date no earlier than the issuer's financial year end immediately preceding the date of its IPO, net of any negative cash flow;

     "earn-out factor" means the number obtained by squaring the performance share percentage, expressed as a decimal, and multiplying by four;

     "EARN-OUT PRICE" means the IPO price multiplied by the earn-out factor;

     "escrow agreement" means an agreement in the form attached as Appendix A to this local policy statement;

     "Exchange" means the Vancouver Stock Exchange;

     "industrial issuer" means an issuer other than a natural resource issuer;

     "IPO" means the initial public offering of common shares of an issuer under a prospectus which has been filed with, and for which a receipt has been obtained from, the Superintendent under section 42 of the Act;

     "IPO price" means the price per share paid by the public on an issuer's
      IPO;

     "non-arm's length transaction" means a transaction between the issuer and a person that, at any time from the date of the transaction until the date of completion of the issuer's IPO, is

     (a)  an insider, associate, affiliate or principal of the issuer,

     (b)  a person that

          (i) has a control person, insider or promoter that is a control person, insider or promoter of the issuer, or

          (ii) has a control person, insider or promoter that is an associate or affiliate of a control person, insider or promoter of the issuer except where the person's insiders that are described in paragraphs
          (i) and (ii) hold in total less than 10% of the voting securities of the person, or

     (c) determined by the Superintendent not to be at arm's length to the issuer;

     "performance shares" means common shares of an issuer issued in accordance with Part 7 of this local policy statement, so long as they are held in escrow in accordance with this local policy statement;

     "performance share percentage" means the percentage, determined on the date the issuer's shares are listed, posted and called for trading on the Exchange, that the issued performance shares of the issuer are of the total issued and outstanding voting securities of the issuer;

     "principal" means, in relation to an issuer,

     (a)  a promoter of the issuer,

     (b)  a director of the issuer or of an operating subsidiary of the issuer,

     (c) a full time management employee of the issuer, or of an operating subsidiary of the issuer, whose direct or indirect employment is with the issuer or the subsidiary,

     (d) a person who has provided key services or contributed a fundamental asset to the issuer and has elected to be treated as a principal, or

     (e) a company all the voting securities of which are owned by one or more of the persons referred to in subsections (a) through (d);

     "Regulation" means the Securities Regulation, B.C. Reg.  270/86;

     "Superintendent or the Exchange" means the Superintendent, if the issuer's shares are not listed on the Exchange, and the Exchange, if the issuer's shares are listed on the Exchange;

     "trading shares" means shares of the class of common shares issued on an issuer's IPO, excluding performance shares issued in accordance with Part 7 of this local policy statement;

     "valuation opinion" means, in respect of

     (a) a natural resource issuer, a written opinion prepared by a qualified expert as to the fair market value of a resource property, determined either through the computation of present value or some other recognized method of valuation acceptable to the Superintendent, and

     (b) an industrial issuer, a written opinion prepared in accordance with generally applied valuation approaches by a Chartered Business Valuator, or another expert acceptable to the Superintendent, as to the highest price available for the issuer's business, assets or shares in an open and unrestricted market between informed, prudent parties, acting at arm's length and under no compulsion to act, expressed in terms of money or money's worth.

4.2 Terms defined in legislation -- Subject to section 4.1, terms defined in the Act, the Regulation and the Interpretation Act, R.S.B.C. 1979, c. 206 and used in this local policy statement have the same meaning as in the Act, the Regulation and the Interpretation Act.


PART 5  GENERAL MATTERS

5.1 Review of opinions and reports -- The Superintendent may, with the agreement of an issuer, seek the opinion of an engineer, appraiser, business valuator, accountant or other expert to determine the acceptability of a valuation opinion or other report filed pursuant to this local policy statement and, in such circumstances, the issuer will be liable for the fees charged by such person in connection with providing the opinion.

5.2 Requirement for valuation opinion -- The Superintendent may, at the time of reviewing an issuer's prospectus for its IPO, require a valuation opinion in support of the value attributed to any non-cash assets.

5.3 Out of pocket costs -- Where this local policy statement provides that the value of trading shares issued or other consideration paid to a person by an issuer for a non-cash asset must be calculated on the basis of the out of pocket costs incurred by the person in respect of the non-cash asset, those out of pocket costs must

     (a)  be reasonable,

     (b) have contributed or be reasonably expected to contribute to the future operations of the issuer,

     (c)  be supported by an audited statement of costs, and

     (d) in respect of a resource property, be restricted to acquisition costs and such other costs as are necessary to secure a preliminary evaluation of the resource property and to lead to the identification of exploration targets.

5.4 Confirmation of fair value -- The onus will be on an issuer, if questioned, to satisfy the Superintendent that fair value was received for costs or expenditures associated with a non-arm's length transaction.


PART 6  ISSUANCE OF TRADING SHARES

6.1 Minimum price and maximum aggregate value -- Although in most cases trading shares will be paid for in cash, trading shares may be issued for consideration other than cash. Subject to sections 6.2 through 6.6, an issuer may issue trading shares at a minimum price of $.25 per share up to an aggregate value equal to:

     (a)  the amount of cash paid in as share capital; plus

     (b) the fair market value of any non-cash assets contributed as share capital; plus

     (c)  the issuer's retained earnings, if any; less

     (d) where the issuer has an accumulated deficit, that portion of the accumulated deficit that does not directly relate to the issuer's stated business purpose at the time of its IPO.

6.2 Interest in operating subsidiary - Where an issuer has an operating subsidiary, or is proposing to issue trading shares in order to acquire an operating subsidiary, and the value of that operating subsidiary is not supported by a current valuation opinion, the principles of this Part will apply to the operating subsidiary for the purpose of determining the number of trading shares that may be issued by the issuer in respect of its interest in the operating subsidiary.

6.3 Value assigned to non-cash assets - For the purpose of section 6.1(b), where non-cash assets are contributed to an issuer by a person in a non-arm's length transaction, the fair market value attributed to the non-cash assets must be either

          (a)  supported by a valuation opinion, or

          (b) limited to an amount equal to the out of pocket costs incurred by the person in respect of the non-cash assets, determined in accordance with section 5.3.

6.4 Purchase of interest in mineral property - A natural resource issuer that, in an arm's length transaction, agrees to issue trading shares as consideration for a mineral property or an option on a mineral property, the value of which is not supported by a current valuation opinion, will generally be required to meet the following conditions:

     (a) The consideration must consist of not more than 200,000 trading shares issuable in no fewer than four blocks, each block consisting of not more than 50,000 trading shares.

     (b) One block of shares may be issued prior to the date the issuer's shares are listed, posted and called for trading on the Exchange.

     (c) The remaining blocks of shares may be issued in stages upon the filing with the Exchange of engineering reports, acceptable to the Exchange, recommending further work on the mineral property.

6.5 Accumulated deficit related to issuer's stated business purpose - For the purpose of section 6.1(d), that portion of the issuer's accumulated deficit that directly relates to the issuer's stated business purpose at the time of its IPO includes

     (a)  for a natural resource issuer, expenses incurred

          (i) in exploring and developing the resource properties upon which the issuer's IPO proceeds are to be spent, and

          (ii) in exploring and developing other resources properties, provided that these expenses do not exceed the expenses referred to in paragraph (i), and

     (b) for an industrial issuer, expenses incurred in respect of the project or business to be financed by the issuer's IPO proceeds.

6.6 Exclusion of amounts by Superintendent - The Superintendent may require that an amount be excluded from the determination of the number of trading shares that may be issued under this Part if in the circumstances he considers, that to include any such amount would be inappropriate or unconscionable. For example, the Superintendent would question the appropriateness of issuing trading shares for non-cash assets unrelated to the issuer's stated business purpose at the time of its IPO or for excessive administrative expenses.

PART 7    ISSUANCE OF PERFORMANCE SHARES

7.1 Issuance to principals - Performance shares may be issued for cash to the principles of an issuer

     (a) to provide the principals with a measure of control to facilitate the development of the issuer in an orderly fashion,

     (b) to provide an incentive for the principals to diligently support the affairs of the issuer, and

     (c) to provide an incentive for the principals to contribute management services or fundamental assets to the issuer.

7.2 Natural resource issuer - A natural resource issuer may issue to its principals up to a total of 750,000 performance shares, at a minimum price of $.01 per share.

7.3 Industrial issuer - An industrial issuer may issue performance shares to its principals, at a minimum price of $.01 per share, provided that the resulting performance share percentage does not exceed 65%.

7.4 Escrow requirement - Performance shares are required to be escrowed. It should be noted that the higher the performance share percentage, the more difficult it becomes to obtain a release of the performance shares from escrow. The table attached as Appendix B to this local policy statement provides some examples of the operation of the release provisions for industrial issuers set out in Part 9 of this local policy statement.

7.5 Escrow agreement - Prior to or at the time of acquiring performance shares, principals must execute an escrow agreement. The certificates representing the performance shares must be registered in the names of the holders of the shares and deposited with the escrow agent in accordance with the terms of the escrow agreement. Only a trust company carrying on business in British Columbia or a company approved by the Superintendent may act as an escrow agent.

7.6 Limitations on rights of holders of performance shares - The escrow agreement provides that the holders of performance shares waive any rights attached to those shares to receive dividends or to participate in the assets and property of the issuer on a winding up or dissolution. Holders of performance shares do retain the right to vote those shares, except on a resolution respecting their cancellation.

7.7 Rights on ceasing to be a principal - The escrow agreement requires that the parties to it set out in the agreement any rights or obligations of a person who ceases to be a principal, dies or becomes bankrupt to retain, transfer or surrender to the issuer for cancellation any performance shares than held by the person.

7.8 Undertaking of holding company - Where performance shares are to be issued to a non-reporting or closely held company, wherever situate, rather than to an individual, the company must, prior to or at the time of acquiring the performance shares, execute an undertaking in the form attached as Appendix C to this local policy statement. In the undertaking, the company agrees not to effect or permit any transfer of ownership of shares of the company nor to issue further shares of any class in the company without the consent of the Superintendent or the Exchange, so long as the company continues to hold any of the issuer's performance shares. An application for consent should be made in the same manner as an application for consent to a transfer of performance shares pursuant to Part 8 of this local policy.

PART 8 TRANSFER OF PERFORMANCE SHARES WITHIN ESCROW

8.1  Permitted transferees - Performance shares may be transferred only to

     (a)  other principals, including incoming principals,

     (b)  the issuer of the performance shares, or

     (c)  an offeror under a formal bid (as defined in section 74 of the Act).

8.2 Request for consent to transfer - In order to transfer performance shares, the holder of performance shares must deliver to the Superintendent or the Exchange a written request for consent to the transfer. The request for consent to the transfer must include:

     (a) the name of the escrow agent and the reference date of the escrow agreement,

     (b)  an explanation of the reason for the transfer,

     (c) a description of the consideration to be paid for the performance shares,

     (d) where the performance shares are to be transferred to a principal, confirmation that the transferee is a principal or will become a principal on or before the date of the proposed transfer, and

     (e) a description of the exemptions in the Act or the Regulation, if any, being relied upon to make the transfer.

8.3 Documents to be filed with request for consent to transfer - The request for consent to the transfer must be accompanied by:

     (a)  a copy of the transfer agreement,

     (b) an acknowledgement and agreement to be bound in the form attached as Schedule A to the escrow agreement, executed by the transferee,

     (c) where the performance shares are to be transferred to a non-reporting or closely held company, wherever situate, rather than to an individual, an undertaking by the company in the form attached as Appendix C to this local policy statement,

     (d) where applicable, evidence that the proposed change of control has been approved by the shareholders of the issuer, and

     (e)  the appropriate application fee.

8.4 Letter of consent or objection - Upon receiving a request for consent to a transfer and accompanying documents that comply with sections 8.2 and 8.3, the Superintendent or the Exchange will issue to the applicant a letter that either consents or objects to the transfer. A letter consenting to the transfer will be copied to the escrow agent.

8.5 No transfer during period between prospectus receipt and listing - The Superintendent will generally refuse to consent to a transfer or performance shares during the period between the date of the receipt for the issuer's prospectus for its IPO and the date the issuer's securities are listed, posted and called for trading on the Exchange.

PART 9 RELEASE OF PERFORMANCE SHARES FROM ESCROW

9.1 Release of shares of natural resource issuer - Holders of performance shares of a natural resource issuer will be entitled to the pro-rata release of those performance shares on the basis of 15% of the original number of performance shares for every $100,000 expended on exploration and development of a resource property by

     (a)  the issuer, or

     (b) a person other than the issuer in order to earn an interest in the resource property, but only in respect of that proportion of the expenditure equal to the issuer's remaining proportionate interest in the resource property after the person's interest has been earned, provided that

     (c) no more than 50% of the original number of performance shares may be released in any 12 month period, and

     (d) no expenditure on exploration and development made prior to the date of the receipt for the issuer's prospectus for its IPO may be included.

9.2 Reduction in release for natural resource issuer - Where administrative expenses exceed 33% of total expenditures during the period on which the calculation in section 9.1 is based,

     (a)  the pro-rata release factor of 15% will be reduced to 7.5%, and

     (b) the percentage of the original number of performance shares available for release in any 12 month period will be reduced to 25%.

9.3 Release of shares of industrial issuer - Holders of performance shares of an industrial issuer will be entitled to the pro-rata release of a number of performance shares equal to the amount of cumulative cash flow, not previously applied towards release, divided by the earn-out price.

9.4 Adjustment of release calculation - On a consolidation, subdivision, amalgamation or reclassification of the issuer's shares, the release calculation must be adjusted so that the proportion of the outstanding performance shares available for release is unaffected by the consolidation, subdivision, amalgamation or reclassification.

9.5 Requirements for release - No performance shares may be released from escrow unless, at the time of the application for release,

     (a) the issuer is meeting its current obligations in the ordinary course of business as they generally become due, as evidenced by a statutory declaration of the president or chief financial officer of the issuer,

     (b) the issuer's shares are listed, posted and called for trading on all stock exchanges having jurisdiction over it, as evidenced by letters from those stock exchanges,

     (c) the issuer is not in default of any requirement of the Act or the Regulation, as evidenced by a certificate issued by the Commission, and

     (d) the issuer is in good standing with respect to its filing of returns with the Registrar of Companies under the Company Act or, if the issuer is incorporated, organized or continued in a jurisdiction other than British Columbia, with the registrar of companies or similar authority in that jurisdiction, as evidenced by a certificate issued by the Registrar of Companies or by that similar authority.

9.6 Annual release based on annual audited financial statements -- Performance shares may be released only once during an issuer's financial year. The release calculation must be based on the issuer's annual audited financial statements for the year or years during which the release requirements were met in respect of the performance shares to be released.

9.7 Request for consent to release -- In order to obtain a release of performance shares, the issuer must deliver to the Superintendent or the Exchange a written request for consent to the release. The request for consent to the release must include the name of the escrow agent and the reference date of the escrow agreement.

9.8 Documents to be filed with request for consent to release -- The request for consent to release must be accompanied by:

     (a)  written evidence of compliance with the requirements of section 9.5,

     (b) annual audited financial statements of the issuer for the financial year or years during which the release requirements were met in respect of the performance shares to be released,

     (c) where expenditures on a resource property were made by a person other than the issuer, an audited statement of costs,

     (d) a calculation, prepared by the issuer's auditor, of the number of performance shares to be released, and

     (e)  the appropriate application fee.

9.9 Letter of consent or objection -- Upon receiving a request for consent to a release and accompanying documents that comply with sections 9.7 and 9.8, the Superintendent or the Exchange will issue to the issuer a letter that either consents or objects to the release. A letter consenting to the release will be copied to the escrow agent.

9.10 Request by holder of performance shares for consent to release -- A holder of performance shares may apply to the Superintendent or the Exchange for release where the issuer is unable or unwilling to do so. If the president or chief financial officer of the issuer refuses to provide the statutory declaration referred to in section 9.5(a), the Superintendent or the Exchange may waive that requirement.


PART 10  SURRENDER OF PERFORMANCE SHARES FOR CANCELLATION

10.1  Performance shares must be surrendered to the issuer for cancellation

      (a) at the time of a major reorganization of the issuer, if required as a condition of the consent to the reorganization by the Superintendent or the Exchange,

      (b) where the issuer's shares have been subject to a cease trade order issued under the Act for a period of 2 consecutive years, or

      (c) 10 years from the later of the date of issue of the performance shares and the date of the receipt for the issuer's prospectus for its IPO.

PART 11  OTHER CONSIDERATION

11.1 Natural resource issuer -- Where a natural resource issuer proposes to acquire from a person a resource property or an option on a resource property, the value of which is not supported by a valuation opinion, the following principles apply:

      (a) In an arm's length transaction, the issuer may pay the person cash consideration.

                       SCHEDULE C TO THE ESCROW AGREEMENT




-------------------------------------------------------------------------------
                                                             NUMBER OF SHARES
NAME OF SHAREHOLDER                                           HELD IN ESCROW
-------------------------------------------------------------------------------
Thomas A. Appleton                                                41,255
Clifford Daniel Baker                                             30,158
Peter John Bodel                                                  50,882
William Brady                                                      5,576
Douglas Ciafa                                                     11,148
Andy Edmun Daem                                                  692,239
Edwin O. Daniel and Darvilla Dammel                                6,253
Kenneth Dammel                                                     8,230
Bruce N. Friedman and Sharon Friedman                              2,923
Larry Harper                                                      17,891
Maria A. Howell                                                    8,945
Richard Howell                                                     3,344
Dennis Johansen                                                    2,433
Joan Johns                                                         5,576
Elizabeth A. Kilfoy                                               11,486
Young Kyu Kim                                                        251
Andrew S. Larson and Rebecca B. Larson                            17,891
Paul S. Lempio                                                    17,891
Bertrand Andre Levesque                                          405,344
Norma Morein                                                      22,257
Daniel Alan Pharo                                              2,102,339
William Stratton                                                  10,654
David C. Teuma                                                    25,065
Elwood Charles Trotter                                           214,949
Variety Investments Ltd.                                         725,201
Russell Wiedenman                                                 17,891
Russell Wiedenman, Jr.                                             1,672
Woodland Hills Psychiatric Medical                                 2,788
Group Inc. Retirement Trust                                       17,891
                                                               ---------
TOTAL                                                          4,460.423
                                                               =========